Filed under Rule 497(k)
Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012, as supplemented

At a meeting held on August 5-6, 2013, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “MFS Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Massachusetts Financial Services Company (“MFS”) with respect to the Large Capital Growth Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on June 30, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the MFS Sub-Advisory Agreement, SAAMCo and Invesco Advisers, Inc. (“Invesco”) will cease to be sub-advisers to the Large Capital Growth Fund, and the following changes will become effective with respect to the Large Capital Growth Fund:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was approximately $1.354 billion to $540 billion.

The Fund’s sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The Fund may invest up to 25% of its total assets in foreign securities. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Performance Information, the second paragraph is deleted in its entirety and replaced with the following:

As of September 16, 2013, the Fund is sub-advised by Massachusetts Financial Services Company (“MFS”). Prior to such time, the Fund was managed by SunAmerica Asset Management Corp. (“SAAMCo”) and Invesco Advisers, Inc. (“Invesco”).

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by MFS.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey C. Constantino	2013	Investment Officer and Portfolio Manager

Date: August 7, 2013